March 30, 2002

BEI TECHNOLOGIES, INC.
BEI SENSORS & SYSTEMS COMPANY, INC.

         c/o BEI Technologies, Inc.
         One Post Street, Suite 2500
         San Francisco, California 94104
         Attention: Robert R. Corr/Mark Deibert

         Re:      Amendment to Note Purchase Agreement.

Gentlemen:

         Reference is made to the Note Purchase Agreement dated as of November 16, 1998 (as amended from time to time, the "Note Purchase Agreement") between BEI Technologies, Inc., a Delaware corporation (the "Company") and BEI Sensors & Systems Company, Inc., a Delaware corporation ("Systems"; together with the Company, the "Co-Obligors"), on the one hand, and each purchaser named on Schedule A attached to the Note Purchase Agreement, on the other hand.

         Capitalized terms used herein without definition have the meanings ascribed to such terms in Schedule B of the Note Purchase Agreement.

         The  Co-Obligors  have  requested  that the Note holders amend the Note
Purchase   Agreement,   subject  to  the  conditions  and  in  reliance  of  the
representations and warranties set forth herein.

         In consideration of the foregoing recitals, the parties hereto agree as follows:

         1. Amendment to the Note Purchase Agreement. Pursuant to Section 17.1 thereof, the Note Purchase Agreement is amended as follows:

                  (a) Section 10.3(b) of the Note Purchase Agreement is amended by adding the following proviso at the end thereof:

                  "provided, however, that notwithstanding anything to the contrary in the foregoing, one time charges of up to $15,600,000 for excess capacity and uncollectables with respect to OpticNet, Inc., a related party, and a product line move shall be excluded from the calculation of Consolidated Net Income for the purpose of calculating the ratio of Total Debt to

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Consolidated  EBITDA for each of the fiscal quarters ending March 30, 2002, June
29, 2002, September 28, 2002 and December 28, 2002."

                  (b) Section 10.5 of the Note Purchase Agreement is amended by adding the following proviso at the end thereof:

                  "provided, however, that notwithstanding anything to the contrary in the foregoing, one time charges of up to $15,600,000 for excess capacity and uncollectables with respect to OpticNet, Inc., a related party, and a product line move shall be excluded from the calculation of Consolidated Net Income for the purpose of calculating the ratio of Earnings Available for Fixed Charges to Fixed Charges for each of the fiscal quarters ending March 30, 2002, June 29, 2002, September 28, 2002 and December 28, 2002."

                  (c) Section 10.7 of the Note Purchase Agreement is deleted in its entirety and the following is inserted in lieu thereof:

                  "10.7 Restricted Payments.

                           The Company  will not, and will not permit any of its
Restricted Subsidiaries, at any time, to declare or make, or incur any liability to declare or make, any Restricted Payment, unless after giving effect to such action, on a cumulative basis, (i) the aggregate amount of Restricted Payments of the Company and its Restricted Subsidiaries declared or made at any time after March 30, 2002 is less than the sum of (A) an aggregate amount equal to 50% of the Consolidated Net Income for the period beginning March 31, 2002 and ending at the end of the most recently completed fiscal quarter of the Company, plus (B) $5,000,000 plus (C) the aggregate amount of Net Proceeds of Capital Stock for such period; and (ii) no Default or Event of Default would exist."

         2. Representations and Warranties. Each Co-Obligor hereby certifies that as of the date hereof the representations and warranties of such Co-Obligor contained in Section 5 of the Note Purchase Agreement are true and correct as though made on and as of such date (except to the extent such specifically relate to another date).

         3. Condition to Effectiveness. The effectiveness of this letter agreement is subject to the receipt of a fully executed counterpart of this letter agreement by the Co-Obligors and Required Holders.

         4. No Waiver. Each amendment set forth in this letter agreement shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent or waiver of any other terms or conditions of the Note Purchase Agreement or any other document related to the Note Purchase Agreement, (b) a waiver of any right or remedy of the holders of the Notes issued under the Note Purchase Agreement or (c) a consent to any future amendment, consent or waiver of the Note Purchase Agreement or any future transaction, event or condition which would

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constitute  a Default or Event of  Default  under the Note  Purchase  Agreement.
Except as expressly set forth in this letter agreement, the Note Purchase Agreement and all related documents shall continue in full force and effect.

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         If you are in  agreement  with the  foregoing,  please sign the form of acceptance on the enclosed counterparts of this letter agreement, whereupon, subject to satisfaction of the condition set forth in paragraph 3 above, this letter agreement will become a binding agreement among the Co-Obligors and the Note holders as of the date first written above.

                              Very truly yours,

                              CONNECTICUT GENERAL LIFE
                              INSURANCE COMPANY,
                              By CIGNA Investments, Inc.


                              By:
                                  ----------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                              CONNECTICUT  GENERAL LIFE
                              INSURANCE  COMPANY,
                              on behalf of one or more separate accounts
                              By CIGNA Investments, Inc.


                              By:
                                  ----------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                              ALL STATE LIFE INSURANCE COMPANY


                              By:
                                  ----------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                              By:
                                  ----------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

The foregoing letter agreement is hereby accepted as of the date first above written.

BEI TECHNOLOGIES, INC.


By:
    -------------------------------------------------
     Name: John LaBoskey
     Title: Senior Vice President and
     Chief Financial Officer


By:
    -------------------------------------------------
     Name: Robert R. Corr
     Title: Vice President, Secretary, Treasurer and
     Controller


BEI SENSORS & SYSTEMS COMPANY, INC.

By:
    -------------------------------------------------
     Name: John LaBoskey
     Title: Chief Financial Officer


By:
    -------------------------------------------------
     Name: Robert R. Corr
     Title: Secretary, Treasurer and
     Controller